SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  March 14, 2005
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                              MATRIX BANCORP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Colorado
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                 (State or Other Jurisdiction of Incorporation)

         0-21231                                          84-1233716
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   (Commission File Number)                   (IRS Employer Identification No.)

   700 17th Street, Suite 2100
   Denver, Colorado                                         80202
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  (Address of Principal Executive Offices)                (Zip Code)

                                 (303) 595-9898
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              (Registrant's Telephone Number, Including Area Code)

                                     None.
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.    OTHER EVENTS AND REGULATION FD DISCLOSURE.

     Ownership of the Common Stock and other securities of Matrix Bancorp, Inc. (the "Company") involves certain risks. Holders of the Company's securities and prospective investors should carefully consider the following risk factors in evaluating an investment in the Company's securities.

Potential Adverse Impact of Fluctuating Interest Rates

     Residential Mortgage Loan Servicing Rights. Owning residential mortgage loan servicing rights carries interest rate risk because the total amount of servicing fees earned, as well as the amortization of the investment in the servicing rights, fluctuates based on loan prepayments (affecting the expected average life of a portfolio of residential mortgage servicing rights). The rate of prepayment of mortgage loans may be influenced by changing national and regional economic trends, such as recessions or depressed real estate markets, as well as the difference between interest rates on existing mortgage loans relative to prevailing mortgage rates. During periods of declining interest rates, many borrowers refinance their mortgage loans. Accordingly, prepayments of mortgage loans increase and the loan administration fee income related to the mortgage loan servicing rights corresponding to a mortgage loan ceases as underlying loans are prepaid. Consequently, the market value of portfolios of mortgage loan servicing rights tends to decrease during periods of declining interest rates, since greater prepayments can be expected. The income derived from and the market value of the Company's servicing portfolio, therefore, may be adversely affected during periods of declining interest rates. See "--Risks Associated with General Economic Conditions."

     Asset and Liability Management. The Company's earnings depend in part upon the level of its net interest income. Net interest income is the difference between the interest income received from interest-earning assets and the interest expense incurred in connection with interest-bearing liabilities. Accordingly, the Company is vulnerable to an increase in interest rates to the extent that its interest-earning assets, such as loans, have longer effective maturities than, or do not adjust as quickly as, its interest-bearing liabilities. In a rising interest rate environment, interest rates paid to depositors and on borrowings of the Company may rise more quickly than rates earned on the Company's loan portfolio. Under such circumstances, material and prolonged increases in interest rates generally would materially and adversely affect net interest income and the value of interest-earning assets, while material and prolonged decreases in interest rates generally would have a favorable effect on net interest income and the value of interest-earning assets. The process of balancing the maturities of the Company's assets and liabilities necessarily involves estimates as to how changes in the general level of interest rates will impact the yields earned on assets and the rates paid on liabilities. These estimates may prove to be inaccurate.

Potential Fluctuations in Quarterly Results

     The Company's financial results are subject to significant quarterly fluctuations as a result of, among other things, the variance in the number and

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magnitude of purchases and sales of loans and/or servicing rights consummated by the Company from time to time. In addition,  a portion of the Company's revenues
are  derived  from  brokerage   fees,  the  timing  and  receipt  of  which  are
unpredictable.   Accordingly,  the  Company's  results  of  operations  for  any particular quarter are not necessarily indicative of the results that may be achieved for any succeeding quarter or for the full fiscal year.

Risks Associated with General Economic Conditions

     General economic conditions, whether regional or industry-related or due to a recession throughout the United States, affect consumers' decisions to buy or sell residences as well as the number of residential mortgage loan delinquencies and foreclosures, the value of collateral supporting loan portfolios, administrative costs in evaluating and processing loan applications and the costs and availability of funds that companies rely upon in order to make or purchase loans. Changes in the level of consumer confidence, real estate values, prevailing interest rates and investment returns expected by the financial community could make loans of the types originated, purchased, serviced and sold by the Company less attractive to borrowers or investors.

Concentration of Loans and Servicing Rights

     The Company's portfolio of loans and servicing rights are concentrated in certain geographic areas. The geographic areas in which concentrations exist varies from time to time. Consequently, the Company's results of operations and financial condition are dependent upon general trends in the markets in which concentrations exist and, more specifically, their respective residential, multi-family and commercial real estate markets. An economic decline in a particular geographic area may adversely affect the ability of borrowers to repay the loans or the values of properties or other assets that may secure the Company's loans. In addition, certain geographic areas, including California, may be more vulnerable to risks of natural disasters, such as earthquakes and mudslides, which are not typically covered by standard hazard insurance policies maintained by borrowers. Uninsured disasters may adversely impact borrowers' ability to repay loans made by the Company and the value of collateral underlying such loans, which could have a material adverse effect on the Company's results of operations and financial condition.

Delinquency, Foreclosure and Credit Risks

     Loan Portfolio. The Company's loan portfolio includes loans that were originated by numerous lenders throughout the United States under various loan programs and underwriting standards. The loan portfolio includes loans that have had payment delinquencies in the past or, to a lesser extent, are delinquent at the time of the purchase. As a part of the Company's business strategy, portfolios of mortgage loans with varying degrees of current and past delinquencies are purchased at discounts. Although the Company performs due diligence at the time loans are purchased, the risk of continuing or recurrent delinquency remains. The Company assumes substantially all risk of loss associated with its loan portfolio in the case of foreclosure. This risk includes the cost of the foreclosure, the loss of interest, and the potential

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loss of principal to the extent that the value of the  underlying  collateral is not sufficient to cover the Company's investment in the loan.

     Servicing Portfolio. The Company also is affected by loan delinquencies and defaults on loans that it services. Under many types of servicing contracts, even when loan payments are delinquent, the servicer must forward all or part of the scheduled payments to the owner of the loan. Also, to protect their liens on mortgaged properties, owners of mortgage loans usually require the servicer to advance mortgage and hazard insurance and tax payments on schedule even though sufficient escrow funds may not be available. Typically, the servicer will ultimately be reimbursed by the mortgage loan owner or from foreclosure proceeds for payments advanced that the servicer is unable to recover from the borrower. However, in the interim, the servicer must absorb the cost of funds advanced during the time such advance is outstanding. Further, the servicer must bear the increased costs of attempting to collect on delinquent and defaulted mortgage loans. Although these increased costs are somewhat reduced through the receipt of late fees and the reimbursement of certain direct expenses out of foreclosure proceeds, the Company believes that increased delinquencies and defaults generally increase the costs of the servicing function. In addition, the Company is required to forego servicing income from the time a loan becomes delinquent to the time the mortgage loan is foreclosed.

Possible Inadequacy of Allowance for Loan Losses

     The Company's allowance for loan losses is maintained at a level considered adequate by management to absorb anticipated losses. The amount of future losses is susceptible to changes in economic, operating and other conditions, including changes in interest rates, that may be beyond the Company's control, and such losses may exceed current estimates. Although management believes that the Company's allowance for loan losses is adequate to absorb any losses on existing loans that may become uncollectible, there can be no assurance that the allowance will prove sufficient to cover actual loan losses on existing loans in the future.

     In addition, various regulatory agencies, as an integral part of the examination process, periodically review the Company's loan portfolio. These agencies may require the Company to add to the allowance for loan losses based on their judgments and interpretations of information available to them at the time of their examinations. If these agencies require the Company to increase its allowance for loan losses, its earnings will be adversely affected in the period in which such increase occurs.

Legal Proceedings

     In the ordinary course of its business, the Company is subject to claims made against it by borrowers and private investors arising from, among other things, losses that are claimed to have been incurred as a result of alleged breaches of contract and fiduciary obligations, misrepresentations, errors and omissions of employees, officers and agents of the Company, incomplete documentation and failures by the Company to comply with various laws and regulations applicable to its business, including federal and state banking and consumer lending laws. There can be no assurance that any liability with respect to current legal actions, or ones that might be instituted in the future, would

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not be material to the Company's  consolidated results of operations,  financial condition or cash flows.

Liabilities Under Representations and Warranties

     In the ordinary course of business, the Company makes representations and warranties to the purchasers and insurers of mortgage loans and the purchasers of mortgage servicing rights regarding compliance with laws, regulations and program standards, and as to the accuracy of certain information. To a lesser extent, the Company contractually provides recourse relating to the performance of the loans that it sells. Under certain circumstances, the Company may become liable for damages or may be required to repurchase a loan if there has been a breach of these representations or warranties or in a case where contractual recourse is permitted. The Company generally receives similar representations and warranties from the originators and sellers from whom it purchases mortgage loans and servicing rights. However, in the event of breaches of such representations and warranties, the Company is subject to the risk that an originator may not have the financial capacity to repurchase loans when called upon to do so by the Company or otherwise respond to demands made by the Company.

Regulatory Supervision

     The operations of the Company are subject to extensive regulation by federal and state governmental authorities and are subject to various laws and regulations and judicial and administrative decisions that, among other things, establish licensing requirements, regulate credit extension, establish maximum interest rates and insurance coverages, require specific disclosures to customers, prohibit discrimination in mortgage lending activities, govern secured transactions, establish collection, repossession and claims handling procedures and other trade practices and, in certain states, require payment of interest on servicing-related custodial escrow deposits. In particular, Matrix Bank is subject to extensive regulation, examination and supervision by the Office of Thrift Supervision (the "OTS"), as its chartering agency, and the Federal Deposit Insurance Corporation (the "FDIC"), as insurer of deposits held at Matrix Bank. Matrix Bank is a member of the Federal Home Loan Bank (the "FHLB") system and its deposits are insured by the FDIC up to the applicable limits of the Savings Association Insurance Fund (the "SAIF"). In addition, in certain instances the ability of Matrix Financial and Matrix Bank to pay dividends to Matrix Bancorp could be restricted due to regulatory requirements. Sterling Trust Company is regulated by the Texas Department of Banking as a Texas chartered trust company. There can be no assurance that more restrictive laws, rules or regulations will not be adopted in the future, or that existing or proposed laws will not be changed to the detriment of the Company. Any change in such laws and regulations or the adoption of more restrictive laws and regulations, whether by the OTS, the FDIC, the Congress or otherwise, could have a material adverse effect on the Company and its financial condition or results of operations.

Risks Associated with Financing Charter Schools

     The Company offers financing to charter schools in several states. In addition to the risks associated with commercial lending generally, which are

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discussed  elsewhere  in these  "Risk  Factors",  financing  of charter  schools carries some additional, unique, risks. Charter schools are typically organized under charters granted by sponsoring governmental entities. The parameters of individual charters are generally dictated by the state law authorizing the organization of charter schools, as well as the sponsoring governmental entity of the particular charter school. The law under which each charter school is organized provides that the charter of a particular school will be reviewed periodically, sometimes annually and sometimes on a less frequent basis. In addition, at the expiration of a charter, the sponsoring governmental entity generally has sole discretion over whether to renew a school's charter. The Company runs the risk that the charter of a school or schools that it is financing will not be renewed or will be revoked. If such an occurrence happens, the principal source of re-payment on the Company's financing of such school or schools will effectively disappear. In such an event, it is likely that the Company would realize a significant loss with respect to such financing of the school in question because it would effectively have no recourse to the charter school or, since the sponsoring governmental entity does not guarantee or otherwise become liable for the obligations of a charter school, the sponsoring governmental entity.

     Appropriations for charter schools are generally made based upon the number of students enrolled in a particular charter school. In the event a particular charter school is unable to attract and keep enrolled a minimum number of students, such school would not be appropriated enough money to meet its obligations, including its obligations under the lease financing arrangements with the Company.

     The Company is also subject to the risk that the states in which charter schools are authorized to operate will determine to repeal or otherwise significantly alter the laws under which charter schools operate. If the authorizing laws were repealed in states where the Company has outstanding financing, the result would be much the same as if the charter of a particular school were not renewed or were revoked; however, the impact on the Company would tend to be much more significant because the repeal would affect all schools financed by the Company in that state as opposed to one particular school in the case of non-renewal or revocation of a charter. If the laws were significantly changed or altered in a particular state, the impact on the Company would depend on the nature of the change.

Competition

     The industries in which the Company competes are highly competitive. The Company competes with other mortgage banking companies, servicing brokers, commercial banks, savings associations, credit unions, other financial institutions, trust companies, broker/dealers and various other lenders. A number of these competitors have substantially greater financial resources, greater operating efficiencies and longer operating histories than the Company. Customers distinguish between product and service providers in the industries in which the Company operates for various reasons, including convenience in obtaining the product or service, overall customer service, marketing and distribution channels and pricing for the various products and services.

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Reliance on Systems and Controls

     The Company depends heavily upon its systems and controls, many of which are designed specifically for its business. These systems and controls support the evaluation, acquisition, monitoring, collection and administration of the Company's loan and servicing portfolios, as well as support the consulting and brokerage functions performed by the Company and the depository, general accounting and other management functions of the Company. A failure of the automated systems, including a failure of data integrity or accuracy, could have a material adverse effect on the Company's business and financial condition.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              Matrix Bancorp, Inc.
                                              (Registrant)


DATE: March 14, 2005                          /s/David W. Kloos
      --------------                          David W. Kloos
                                              Vice President and Chief
                                              Financial Officer